UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates Series 2004-8F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-45              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates, Series 2004-8F pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as Securities Administrator and Custodian, and Wachovia Bank, National Association, as Trustee.

    On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-8F
Mortgage Pass-Through Certificates, Series 2004-8F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: October 29, 2004        By: /s/ Annette Marsula
                          --------------------------------------------
                          Annette Marsula
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004


                      GSR Mortgage Loan Trust Series 2004-8F
                         Statement To Certificateholders
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                         Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total          Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1       165,993,000.00   165,380,024.91     977,027.53      757,991.78      1,735,019.31     0.00          0.00   164,402,997.38
IA2         3,932,000.00     3,917,480.00      23,143.58       17,955.12         41,098.70     0.00          0.00     3,894,336.42
IIA1      133,700,000.00   130,548,555.61   1,601,295.31      489,557.08      2,090,852.39     0.00          0.00   128,947,260.30
IIA3       59,159,000.00    57,137,340.51   1,186,909.16               0      1,186,909.16     0.00    285,686.70    56,236,118.05
IIIA1      61,611,000.00    56,259,311.68   1,801,008.42      105,017.38      1,906,025.80     0.00          0.00    54,458,303.26
IIIA3       1,129,000.00     1,030,932.19      33,002.85        1,924.41         34,927.26     0.00          0.00       997,929.34
B1          6,345,000.00     6,330,806.32       7,035.19       32,155.53         39,190.72     0.00          0.00     6,323,771.13
B2          1,969,000.00     1,964,595.37       2,183.18        9,978.60         12,161.78     0.00          0.00     1,962,412.19
B3          1,531,000.00     1,527,575.18       1,697.54        7,758.88          9,456.42     0.00          0.00     1,525,877.64
B4            875,000.00       873,042.64         970.18        4,434.37          5,404.55     0.00          0.00       872,072.46
B5            875,000.00       873,042.64         970.18        4,434.37          5,404.55     0.00          0.00       872,072.46
B6            438,507.00       437,526.07         486.21        2,222.29          2,708.50     0.00          0.00       437,039.86
R                   0.00             0.00           0.00            0.02              0.02     0.00          0.00             0.00
TOTALS    437,557,507.00   426,280,233.12   5,635,729.33    1,433,429.83      7,069,159.16     0.00    285,686.70   420,930,190.49
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2       33,425,000.00   32,637,138.90     0.00            163,185.69     163,185.69      0.00             0.00    32,236,815.08
IIIA2      62,740,000.00   57,290,243.87     0.00            274,993.17     274,993.17      0.00             0.00    55,456,232.60
AX            151,397.74      131,484.56     0.00                876.56         876.56      0.00             0.00       131,335.92
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                        Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DCD3       996.30722326        5.88595622     4.56640810    10.45236432     990.42126704        IA1        5.500000 %
IA2     36242DCE1       996.30722279        5.88595626     4.56640895    10.45236521     990.42126653        IA2        5.500000 %
IIA1    36242DCF8       976.42898736       11.97677868     3.66160868    15.63838736     964.45220868        IIA1       4.500000 %
IIA3    36242DCH4       965.82667912       20.06303622     0.00000000    20.06303622     950.59277625        IIA3       6.000000 %
IIIA1   36242DCJ0       913.13745403       29.23192969     1.70452322    30.93645291     883.90552434        IIIA1      2.240000 %
IIIA3   36242DCL5       913.13745793       29.23193091     1.70452613    30.93645704     883.90552702        IIIA3      2.240000 %
B1      36242DCN1       997.76301340        1.10877699     5.06785343     6.17663042     996.65423641        B1         6.095058 %
B2      36242DCP6       997.76301168        1.10877603     5.06785170     6.17662773     996.65423565        B2         6.095058 %
B3      36242DCQ4       997.76301764        1.10877858     5.06785108     6.17662965     996.65423906        B3         6.095058 %
B4      36242DCR2       997.76301714        1.10877714     5.06785143     6.17662857     996.65424000        B4         6.095058 %
B5      36242DCS0       997.76301714        1.10877714     5.06785143     6.17662857     996.65424000        B5         6.095058 %
B6      36242DCT8       997.76302317        1.10878504     5.06785525     6.17664028     996.65423813        B6         6.095058 %
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                         Beginning                                                      Ending             Class       Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                       Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2    36242DCG6       976.42898728       0.00000000      4.88214480     4.88214480     964.45220883       IIA2       6.000000 %
IIIA2   36242DCK7       913.13745410       0.00000000      4.38305977     4.38305977     883.90552439       IIIA2      5.760000 %
AX      36242DCM3       868.47108814       0.00000000      5.78978260     5.78978260     867.48930334       AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanika Fernandez
                JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                               Tel: (212) 623-5135
                               Fax: (212) 623-6214
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       173,087,454.43
                                        Pool 2 Mortgage Loans                                                       190,619,322.35
                                        Pool 3 Mortgage Loans                                                        57,223,413.64

Sec. 4.01(iii)  Available Distribution                                                                                7,508,214.57
                                        Aggregate Principal Distribution Amount                                       5,350,042.62
                                        Principal Prepayment Amount                                                   4,877,218.29

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       4,494,448.71
                                        Principal Prepayments                                                           382,769.58
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00
Sec. 4.01(vi)   Interest Payment
                                        Class IA1
                                                              Accrued and Paid for Current Month                        757,991.78
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IA2
                                                              Accrued and Paid for Current Month                         17,955.12
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA1
                                                              Accrued and Paid for Current Month                        489,557.08
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA2
                                                              Accrued and Paid for Current Month                        163,185.69
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIA3
                                                              Accrued and Paid for Current Month                              0.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA1
                                                              Accrued and Paid for Current Month                        105,017.38
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA2
                                                              Accrued and Paid for Current Month                        274,993.17
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class IIIA3
                                                              Accrued and Paid for Current Month                          1,924.41
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class AX
                                                              Accrued and Paid for Current Month                            876.56
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         32,155.53
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                          9,978.60
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                          7,758.88
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          4,434.37
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          4,434.37
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          2,222.29
                                                              Accrued and Paid from Prior Months                              0.00
Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                79,881.33

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,937,046.76
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   933
                                        Balance of Outstanding Mortgage Loans                                       420,930,190.42

Sec. 4.01(xii)                                 Number and Balance of Delinquent Loans
                                                Group Totals
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-29 days                     931           420,611,119.72                 99.92 %
                                               30-59 days                      1                62,408.94                  0.01 %
                                               60-89 days                      0                     0.00                  0.00 %
                                               90-119 days                     1               256,661.76                  0.06 %
                                               120+days                        0                     0.00                  0.00 %
                                                Total                        933           420,930,190.42                 99.99 %


Sec. 4.01(xii)                                 Number and Balance of Loans in Bankruptcy
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.01(xii)                                 Number and Balance of Loans in Foreclosure
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                   0                    0.00                  0.00 %


Sec. 4.01(xiii)                                Number and Balance of REO Loans
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                      472,824.33
                                                              Payoffs                                                4,494,448.71
                                                              Prepayments                                              382,769.58
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Losses Group 3                                        0.00
                                                              Realized Gains                                                 0.00

                                                              Realized Gains Group 1                                         0.00
                                                              Realized Gains Group 2                                         0.00
                                                              Realized Gains Group 3                                         0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                           0.00
                                                              Class IA1                                                      0.00
                                                              Class IA2                                                      0.00
                                                              Class IIA1                                                     0.00
                                                              Class IIA2                                                     0.00
                                                              Class IIA3                                                     0.00
                                                              Class IIIA1                                                    0.00
                                                              Class IIIA2                                                    0.00
                                                              Class IIIA3                                                    0.00
                                                              Class B1                                                       0.00
                                                              Class B2                                                       0.00
                                                              Class B3                                                       0.00
                                                              Class B4                                                       0.00
                                                              Class B5                                                       0.00
                                                              Class B6                                                       0.00
                                                              Class A-X                                                      0.00

Sec. 4.01(xix) Group I
                                        Senior Percentage I                                                             97.2456 %
                                        Senior Prepayment Percentage I                                                 100.0000 %

                                        Subordinate Percentage I                                                         2.7544 %
                                        Subordinate Prepayment Percentage I                                              0.0000 %

Sec. 4.01(xix) Group II
                                        Senior Percentage II                                                            97.1822 %
                                        Senior Prepayment Percentage II                                                100.0000 %

                                        Subordinate Percentage II                                                        2.8178 %
                                        Subordinate Prepayment Percentage II                                             0.0000 %

Sec. 4.01(xix) Group III
                                        Senior Percentage III                                                           97.0040 %
                                        Senior Prepayment Percentage III                                               100.0000 %

                                        Subordinate Percentage III                                                       2.9960 %
                                        Subordinate Prepayment Percentage III                                            0.0000 %

                                        Beginning Net Wac                                                                 6.07536
                                        Ending Net Wac                                                                    6.06879

                                        Weighted Averge Maturity                                                           339.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.